Exhibit 10.5

NUZEE, INC.

2019 STOCK INCENTIVE PLAN

NuZee, Inc.

2019 Stock Incentive Plan

Effective September 19, 2019

Table of Contents

Article 1. INTRODUCTION .......................................................................................................... 1

Article 2. ADMINISTRATION...................................................................................................... 1

2.1

Committee Composition ..................................................................................................... 1

2.2

Committee Responsibilities ................................................................................................ 1

Article 3. SHARES AVAILABLE FOR GRANTS. ...................................................................... 1

3.1

Basic Limitation.................................................................................................................. 1

3.2

Additional Shares................................................................................................................ 2

Article 4. ELIGIBILITY. ................................................................................................................ 2

4.1

Nonstatutory Stock Options And Restricted Shares ........................................................... 2

4.2

Incentive Stock Options ...................................................................................................... 2

Article 5. OPTIONS........................................................................................................................ 2

5.1

Stock Option Agreement..................................................................................................... 2

5.2

Number Of Shares............................................................................................................... 2

5.3

Exercise Price...................................................................................................................... 2

5.4

Exercisability And Term..................................................................................................... 2

5.5

Limitations .......................................................................................................................... 3

5.6

Form of Consideration ........................................................................................................ 3

5.7

Exercise of Option .............................................................................................................. 3

5.8

Early Exercise of Options ................................................................................................... 5

Article 6. RESTRICTED SHARES................................................................................................ 5

6.1

Time, Amount And Form Of Awards................................................................................. 5

6.2

Stock Award Agreement..................................................................................................... 5

6.3

Voting And Dividend Rights .............................................................................................. 5

6.4

Transferability..................................................................................................................... 5

6.5

Other Restrictions ............................................................................................................... 5

6.6

Removal of Restrictions...................................................................................................... 5

Article 7. ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN

CONTROL ..................................................................................................................... 6

7.1

Adjustments ........................................................................................................................ 6

7.2

Dissolution Or Liquidation ................................................................................................. 6

7.3

Certain Transactions/Change In Control ............................................................................ 6

7.4

Outside Director Awards .................................................................................................... 7

7.5

Modification Or Assumption Of Options ........................................................................... 7

Article 8. LEAVE OF ABSENCE/ TRANSFERABILITY ........................................................... 8

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8.1

Leave Of Absence/Transfer Between Locations ................................................................ 8

8.2

Transferability Of Awards .................................................................................................. 8

Article 9. LIMITATION ON RIGHTS........................................................................................... 8

9.1

Retention Rights.................................................................................................................. 8

9.2

1.1

-ii-

NUZEE, INC.

2019 STOCK INCENTIVE PLAN

Effective September 19, 2019

Article 1.

INTRODUCTION

Effective September 19, 2019, the Board hereby adopts the Plan.

The  purpose  of  the  Plan  is  to  promote  the  long-term  success  of  the  Company  and  the  creation  of stockholder  value  by  (a)  encouraging  Employees,  Directors  and  Consultants  to  focus  on  critical  long-

range  objectives,  (b)  encouraging  the  attraction  and  retention  of  Employees,  Directors  and  Consultants

with   exceptional   qualifications   and   (c)   linking   Employees,   Directors   and   Consultants   directly   to

stockholder  interests  through  increased  stock  ownership.  The  Plan  seeks  to  achieve  this  purpose  by providing  for  Awards  in  the  form  of  Restricted  Shares  or  Options  (which  may  constitute  incentive  stock options or nonstatutory stock options).

Article 2.

ADMINISTRATION.

2.1

COMMITTEE   COMPOSITION.   The   Plan   shall   be   administered   by   the   Committee.   The

Committee  shall  consist  exclusively  of  two  or  more  Directors  of  the  Company,  who  shall  be

appointed   by   the   Board.   In   addition,   the   composition   of   the   Committee   shall   satisfy   such

requirements as the Securities and Exchange  Commission  may establish for  administrators acting under  plans  intended  to  qualify  for  exemption  under  Rule  16b-3  (or  its  successor)  under  the

Exchange Act and any other Applicable Law.

The  Board  may  also  appoint  one  or  more  separate  committees  of  the  Board,  each  composed  of one or more Directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Employees and Consultants who are not considered officers or

Directors  of  the  Company  under  Section  16  of  the  Exchange  Act,  may  grant  Awards  under  the

Plan to such Employees and Consultants and may determine all terms of such Awards.

2.2

COMMITTEE  RESPONSIBILITIES.  The  Committee  shall  (a)  select  the  Service  Providers who  are  to  receive  Awards  under  the  Plan,  (b)  determine  the  type,  number,  vesting  requirements and  other  features  and  conditions  of  such  Awards,  (c)  interpret  the  Plan  and  (d)  make  all  other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as  it  deems  appropriate  to  implement  the  Plan.  The  Committee  may  amend  or  modify  any outstanding  Awards  in  any  manner  to  the  extent  the  Committee  would  have  had  the  authority under  the  Plan  initially  to  make  such  Awards  as  so  amended  or  modified.  The  Committee’s determinations  under  the  Plan  shall  be  final  and  binding  on  all  persons  and  will  be  given  the maximum deference permitted under Applicable Law.

Article 3.

SHARES AVAILABLE FOR GRANTS.

3.1

BASIC  LIMITATION.  Shares  issued  pursuant  to  the  Plan  may  be  authorized  but  unissued shares  or  treasury  shares,  or  shares  reacquired  by  the  Company.  The  number  of  shares  stated  in this  Section  3.1  as  available  for  the  grant  of  Awards  is  subject  to  adjustment  in  accordance  with

Article  7.  The  aggregate  number  of  Shares  available  for  Awards  under  the  Plan  is  ten  million

(10,000,000).  The maximum number of Shares that may be issued upon the exercise of ISOs will equal  the  aggregate  Share  number  stated  above,  plus,  to  the  extent  allowable  under  Code  Section

422  and  the  Treasury  Regulations  promulgated  thereunder,  any  Shares  that  become  available  for issuance under the Plan pursuant to Section 3.2.

3.2

ADDITIONAL  SHARES.  Any  shares  of  Common  Stock  subject  to  an  Award  that  is  canceled,

forfeited  or  expires  prior  to  exercise  or  realization,  either  in  full  or  in  part,  shall  again  become available for  issuance  under  the  Plan  as  ISOs  or  any type  of  Award.  Notwithstanding anything to the  contrary contained  herein:  shares  subject  to  an  Award  under  the  Plan  shall  not  again  be  made available for issuance or  delivery under the Plan if such shares are (a)  shares tendered in payment of  an  Option,  or  (b)  shares  delivered  or  withheld  by  the  Company  to  satisfy  any  tax  withholding

obligation.    The  Company,  during  the  term  of  this  Plan,  will  at  all  times  reserve  and  keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

Article 4.

ELIGIBILITY.

4.1

NONSTATUTORY  STOCK  OPTIONS  AND  RESTRICTED  SHARES.  Service  Providers

shall  be  eligible  for  the  grant  of  Restricted  Shares.   Only  Service  Providers  of  the  Company  or  a

Subsidiary shall be eligible for the grant of NQOs.

4.2

INCENTIVE  STOCK  OPTIONS.  Only  Employees  who  are  common-law  employees  of  the

Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.

Article 5.

OPTIONS.

5.1

STOCK  OPTION  AGREEMENT.  Each  grant  of  an  Option  under  the  Plan  shall  be  evidenced by  a  Stock  Option  Agreement  between  the  Optionee  and  the  Company.  Such  Option  shall  be subject  to  all  applicable  terms  of  the  Plan  and  may  be  subject  to  any  other  terms  that  are  not inconsistent  with  the  Plan.  The  Stock  Option  Agreement  shall  specify  whether  the  Option  is  an

ISO  or  an  NQO.  The  provisions  of  the  various  Stock  Option  Agreements  entered  into  under  the

Plan need not be identical.

5.2

NUMBER  OF  SHARES.  Each  Stock  Option  Agreement  shall  specify  the  number  of  Shares subject  to  the  Option  and  shall  provide  for  the  adjustment  of  such  number  in  accordance  with

Article 7.

5.3

EXERCISE  PRICE.  Each  Stock  Option  Agreement  shall  specify  the  Exercise  Price;  provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Share on

the  date  of  grant.    In  the  case  of  an  ISO  granted  to  a  Participant  who,  at  the  time  the  ISO  is granted, owns stock representing more than ten percent (10%) of the total combined voting power of  all  classes  of  stock  of  the  Company  or  any  Parent  or  Subsidiary,  the  term  of  the  ISO  will  be five  (5)  years  from the  date of  grant  or  such  shorter  term as  may be  provided in the  Stock Option

Agreement.

5.4

EXERCISABILITY  AND  TERM.  Each  Stock  Option  Agreement  shall  specify  the  date  when the  Option  is  to  become  exercisable.  The  term  of  each  Option  will  be  stated  in  the  Stock  Option

Agreement;  provided, however, that the term will  be no more than ten (10)  years from the date of

grant  thereof.   In  the  case  of  an  ISO  granted  to  a  Participant  who,  at  the  time  the  ISO  is  granted,

owns  stock  representing  more  than  ten  percent  (10%)  of  the  total  combined  voting  power  of  all classes  of  stock of  the  Company or  any Parent  or  Subsidiary,  the  term of  the  ISO  will  be  five  (5)

years  from  the  date  of  grant  or  such  shorter  term  as  may  be  provided  in  the  Stock  Option

Agreement.

5.5

LIMITATIONS.   Each  Option  will  be  designated  in  the  Stock  Option  Agreement  as  either  an

ISO  or  a  NQO.   Notwithstanding such  designation,  however,  to  the  extent  that  the  aggregate  Fair

Market  Value  of  the  Shares  with  respect  to  which  ISOs  are  exercisable  for  the  first  time  by  the

Participant   during   any   calendar   year   (under   all   plans   of   the   Company   and   any   Parent   or

Subsidiary)  exceeds  one  hundred  thousand  dollars  ($100,000),  such  Options  will  be  treated  as

NQOs  to  the  extent  such  treatment  is  not  in  violation  of  Section  409A.    For  purposes  of  this

Section  5.5,  ISOs  will  be  taken  into  account  in  the  order  in  which  they  were  granted,  the  Fair

Market  Value  of  the  Shares  will  be  determined  as  of  the  time  the  Option  with  respect  to  such

Shares  is  granted,  and  calculation  will  be  performed  in  accordance  with  Code  Section 422  and

Treasury Regulations promulgated thereunder.

5.6

FORM   OF   CONSIDERATION.     The   Committee   will   determine   the   acceptable   form   of

consideration  for  exercising  an  Option,  including  the  method  of  payment.   In  the  case  of  an  ISO,

the  Committee  will  determine  the  acceptable  form  of  consideration  at  the  time  of  grant.   Such

consideration  may  consist  entirely  of:  (1)  cash;  (2) check;  (3)  other  Shares,  provided  that  such

Shares  have  a  Fair  Market Value on the date of  surrender  equal  to the  aggregate exercise price  of the  Shares  as  to  which  such  Option  will  be  exercised  and  provided,  further  that  accepting  such

Shares will not result in any adverse accounting consequences to the Company, as the Committee determines  in  its  sole  discretion;  (4)  consideration  received  by  the  Company  under  cashless exercise  program  (whether  through  a  broker  or  otherwise)  implemented  by  the  Company  in connection  with  the  Plan;  (5)  by  net  exercise;  (6)  such  other  consideration  and  method  of payment  for  the  issuance  of  Shares  to  the  extent  permitted  by  Applicable  Laws;  or  (7)  any

combination  of  the  foregoing  methods  of  payment.   In  making  its  determination  as  to  the  type  of

consideration  to  accept,  the  Committee  will  consider  if  acceptance  of  such  consideration  may  be reasonably expected to benefit the Company, and will only permit a form which would not.

5.7

EXERCISE OF OPTION.

(a)

Procedure  for  Exercise;  Rights  as  a  Stockholder.   Any  Option  granted  hereunder  will

be  exercisable  according  to  the  terms  of  the  Plan  and  at  such  times  and  under  such conditions  as determined by the Committee and set  forth in the Stock Option Agreement.

An Option may not be exercised for a fraction of a Share.

An  Option  will  be  deemed  exercised  when  the  Company  receives:  (i) notice  of  exercise

(in  such  form  as  the  Committee  may  specify  from  time  to  time)  from  the  person  entitled to  exercise  the  Option;  and  (ii) full  payment  for  the  Shares  with  respect  to  which  the

Option is exercised (together with applicable tax withholding).  Full payment may consist of  any consideration  and  method  of  payment  authorized  by the  Committee  and  permitted

by  the  Stock  Option  Agreement  and  the  Plan.   Shares  issued  upon  exercise  of  an  Option

will  be  issued  in  the  name  of  the  Participant  or,  if  requested  by  the  Participant,  in  the

name  of  the  Participant  and  his  or  her  spouse.   Until  the  Shares  are  issued  (as  evidenced

by  the  appropriate  entry  on  the  books  of  the  Company  or  of  a  duly  authorized  transfer agent  of  the  Company),  no  right  to  vote  or  receive  dividends  or  any  other  rights  as  a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the

exercise  of  the  Option.    No  adjustment  will  be  made  for  a  dividend  or  other  right  for which  the  record  date  is  prior  to  the  date  the  Shares  are  issued,  except  as  provided  in

Article 7 of the Plan.

Exercising  an  Option  in  any  manner  will  decrease  the  number  of  Shares  thereafter available,  both  for  purposes  of  the  Plan  and  for  sale  under  the  Option,  by  the  number  of

Shares as to which the Option is exercised.

(b)

Termination  of  Relationship  as  a  Service  Provider.    If  a  Participant  ceases  to  be  a

Service  Provider,  other   than  upon  the  Participant’s  termination  as  the  result  of   the

Participant’s  death  or  Disability  or  as  a  result  of  termination  for  Cause,  the  Participant may  exercise  his  or  her  Option  within  such  period  of  time  as  is  specified  in  the  Stock

Option Agreement  (but in no event later than the expiration of the term of such Option as set  forth  in  the  Stock  Option  Agreement)  to  the  extent  that  the  Option  is  vested  on  the

date  of  termination.   In  the  absence  of  a  specified  time  in  the  Stock  Option  Agreement,

the  Option  shall  remain  exercisable  for  three  (3)  months  following  the  Participant’s

termination.   Unless  otherwise  provided  by  the  Committee,  if  on  the  date  of  termination the  Participant  is  not  vested  as  to  his  or  her  entire  Option,  the  Shares  covered  by  the

unvested portion of  the Option will  revert  to the Plan.   If  after  termination the Participant

does  not  exercise  his  or  her  Option  within  the  time  specified  by  the  Committee,  the

Option will terminate, and the Shares covered by such Option will revert to the Plan.

(c)

Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Stock

Option   Agreement,   if   a   Participant   ceases   to   be   a   Service   Provider   as   a   result   of

termination  for  Cause,  the  Option  will  terminate  immediately  upon  such  Participant’s termination  as  a  Service  Provider,  and  the  Participant  will  be  prohibited  from  exercising

his  or  her  Option  from  and  after  the  date  of  such  termination  as  a  Service  Provider.   For

the   avoidance   of   doubt,   notwithstanding   any   vesting   schedule   set   forth   in   the

Participant’s  Stock  Option  Agreement,  upon  a  Participant’s  termination  for  Cause,  all

Options  held  by  such  Participant,  vested  and  unvested,  immediately  will  revert  to  the

Plan.

(d)

Disability  of  Participant.   If  a  Participant  ceases  to  be  a  Service  Provider  as  a  result  of the  Participant’s  Disability,  the  Participant  may  exercise  his  or  her  Option  within  such period  of  time  as  is  specified  in  the  Stock  Option  Agreement  (but  in  no  event  later  than the  expiration  of  the  term  of  such  Option  as  set  forth  in  the  Stock  Option  Agreement)  to

the  extent  the  Option  is  vested  on  the  date  of  termination.   In  the  absence  of  a  specified

time  in  the  Stock  Option  Agreement,  the  Option  shall  remain  exercisable  for  twelve  (12)

months   following   the   Participant’s   termination.     Unless   otherwise   provided   by   the

Committee,  if  on  the  date  of  termination  the  Participant  is  not  vested  as  to  his  or  her entire  Option,  the  Shares covered  by the  unvested  portion of  the  Option  will  revert  to  the

Plan.   If  after  termination  the  Participant  does  not  exercise  his  or  her  Option  within  the time  specified  herein,  the  Option  will  terminate,  and  the  Shares  covered  by  such  Option will revert to the Plan.

(e)

Death  of  Participant.   If  a  Participant  dies  while  a  Service  Provider,  the  Option  may  be exercised  within  such  period  of  time  as  is  specified  in  the  Stock  Option  Agreement  (but in  no  event  later  than  the  expiration  of  the  term  of  such  Option  as  set  forth  in  the  Stock

Option  Agreement)  to  the  extent  that  the  Option  is  vested  on  the  date  of  death,  by  the

Participant’s  designated  beneficiary,  provided  such  beneficiary has  been  designated  prior

to  the  Participant’s  death  in  a  form  acceptable  to  the  Committee.   If  no  such  beneficiary

has  been  designated  by  the  Participant,  then  such  Option  may  be  exercised  by  the personal representative of  the Participant’s estate or  by the person(s)  to whom the Option is  transferred  pursuant  to  the  Participant’s  will  or  in  accordance  with  the  laws  of  descent

and  distribution.   In  the  absence  of  a  specified  time  in  the Stock  Option  Agreement,  the

Option shall  remain exercisable for  twelve (12)  months following the Participant’s death.

Unless  otherwise  provided  by  the  Committee,  if  at  the  time  of  death  Participant  is  not vested  as  to  his  or  her  entire  Option,  the  Shares  covered  by  the  unvested  portion  of  the

Option  immediately  will  revert  to  the  Plan.   If  the  Option  is  not  so  exercised  within  the

time  specified  herein,  the  Option  will  terminate,  and  the  Shares  covered  by  such  Option will revert to the Plan.

5.8

EARLY  EXERCISE  OF  OPTIONS.    An  Option  may,  but  need  not,  include  a  provision

whereby  the  Participant  may  elect  at  any  time  before  the  Participant  ceases  to  be  a  Service

Provider,  to  exercise  the  Option  as  to  any  part  or  all  of  the  Shares  subject  to  the  Option  prior  to

the  full  vesting  of  the  Option.    Subject  to  any  repurchase limitation,  any  unvested  Shares  so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

Article 6.

RESTRICTED SHARES.

6.1

TIME,  AMOUNT  AND  FORM  OF  AWARDS.  Awards  under  the  Plan  may  be  granted  in  the form  of  Restricted  Shares  to  Service  Providers  in  such  amounts  as  the  Committee,  in  its  sole discretion, will determine.

6.2

STOCK  AWARD  AGREEMENT.   Each  Award  of  Restricted  Shares  will  be  evidenced  by  a

Stock Award Agreement that will specify the Period of Restriction, the number of Shares granted,

and  such  other  terms  and  conditions  as  the  Committee,  in  its  sole  discretion,  will  determine,

including,  without  limitation,  any  price  to  be  paid  by  the  Participant  for  such  Restricted  Shares.

Unless   the   Committee   determines   otherwise,   the   Company   as   escrow   agent,   will   hold   the

Restricted Shares until the restrictions on such Shares have lapsed.

6.3

VOTING   AND   DIVIDEND   RIGHTS.   Unless   otherwise   provided   in   the   Stock   Award

Agreement,  during  the  Period  of  Restriction,  the  holder  of  Restricted  Shares  awarded  under  the

Plan shall have full voting, dividend and other rights provided with respect to the Shares. Without limitation, a Stock Award Agreement may require that the holders of Restricted Shares invest any cash  dividends  received  in  additional  Restricted  Shares  (in  which  case  such  additional  Restricted

Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid), or may defer payment of any dividends until vesting of the Award.

6.4

TRANSFERABILITY.   Except  as  provided  in  this  Article  6  or  as  the  Committee  determines,

Restricted  Shares  may  not  be  sold,  transferred,  pledged,  assigned,  or  otherwise  alienated  or hypothecated until the end of the applicable Period of Restriction.

6.5

OTHER  RESTRICTIONS.    The  Committee,  in  its  sole  discretion,  may  impose  such  other restrictions  on  Restricted  Shares  as  it  may  deem  advisable  or  appropriate;  provided  however  that restrictions and conditions applicable to Restricted Shares must  be structured in a way that  would cause such Restricted Shares to be exempt from Section 409A by virtue of such Restricted Shares being transferred under Section 83 of the Code.

6.6

REMOVAL  OF  RESTRICTIONS.   Except  as  otherwise  provided  in  this  Article  6,  Shares  of

Common  Stock  covered  by  each  Restricted  Share  grant  made  under  the  Plan  will  be  released from  escrow  as  soon  as  practicable  after  the  last  day  of  the  Period  of  Restriction  or  at  such  other

time as the Committee may determine.   The Committee, in its discretion, may accelerate the time

at which any restrictions will lapse or be removed.

Article 7.

ADJUSTMENTS; DISSOLUTION OR LIQUIDATION; MERGER OR CHANGE IN CONTROL

7.1

ADJUSTMENTS.  In  the  event  that  any  dividend  or  other  distribution  (whether  in  the  form  of cash,  Shares,  other  securities,  or  other  property),  recapitalization,  stock  split,  reverse  stock  split,

reorganization,  merger,  consolidation, split-up, spin-off, combination,  repurchase,  or  exchange  of

Shares  or  other  securities  of  the  Company,  or  other  change  in  the  corporate  structure  of  the

Company   affecting   the   Shares   occurs,   the   Committee,   in   order   to   prevent   diminution   or

enlargement  of  the  benefits  or  potential  benefits  intended  to  be  made  available  under  the  Plan,

will  adjust  the  number  and  class  of  shares  that  may  be  delivered  under  the  Plan  and/or  the number,  class,  and  price  of  shares  covered  by  each  outstanding  Award  and  the  numerical  Share limits  in  Article 3  of  the  Plan.  It  is  intended  that,  if  possible,  any  adjustments  contemplated  be

made   in   a   manner   that   satisfies   applicable   legal,   tax   (including,   without   limitation   and   as

applicable  in  the  circumstances,  Code  Sections  424  and  409A)  and  accounting  (so  as  to  not

trigger  any  charge  to  earnings  with  respect  to  such  adjustment)  requirements.   Additionally,  the

Committee   will   make   such   adjustments   to   an   Award   required   by  Section   25102(o)   of   the

California  Corporations  Code  to  the  extent  that  the  Company  is  relying  upon  the  exemption afforded under such statute with respect to the Award.

7.2

DISSOLUTION OR LIQUIDATION. In the event  of  the proposed dissolution or  liquidation of the  Company,  the  Committee  will  notify  each  Participant  as  soon  as  practicable  prior  to  the effective date of  such proposed transaction. To the extent  it  has not  been previously exercised, an

Award will terminate immediately prior to the consummation of such proposed action.

7.3

CERTAIN   TRANSACTIONS/   CHANGE   IN   CONTROL.      In   the   event   of   a   merger,

consolidation   or   similar   transaction   directly   or   indirectly   involving   the   Company,   each

outstanding  Award  will  be  treated  as  the  Committee  determines  (subject  to  the  provisions  of  the

following   paragraph)   whether   with   or   without   a   Participant’s   consent,   including,   without

limitation,  that  (i) such  Award  will  be  assumed,  or  a  substantially  equivalent  Award  will  be substituted,  by  the  acquiring  or  succeeding  corporation  (or  an  affiliate  thereof)  with  appropriate adjustments  as  to  the  number  and  kind  of  shares  and  prices  as  set  forth  in  Section 7.1;  (ii)  upon written notice  to  the applicable Participant,  such  Award  will  terminate  upon  or  immediately prior to  the  consummation  of  such  transaction;  (iii) (1)  such  Award  will  terminate  in  exchange  for  an amount  of  cash  and/or  property,  if  any,  equal  to  the  amount  that  would  have  been  attained  upon the  exercise  of  such  Award  or  realization  of  the  applicable  Participant’s  rights  as  of  the  date  of the  occurrence  of  such  transaction  (and,  for  the  avoidance  of  doubt,  if  as  of  the  date  of  the occurrence  of  such  transaction  the  Committee  determines  in  good  faith  that  no  amount  would have  been  attained  upon  the  exercise  of  such  Award  or  realization  of  the  applicable  Participant’s rights  thereunder,  then  such  Award  may  be  terminated  by  the  Company  without  payment),  or

(2) such  Awards  will  be  replaced  with  other  rights  or  property  selected  by  the  Committee  in  its sole  discretion;  or  (iv) any  combination  of  the  foregoing.  In  taking  any  of  the  actions  permitted under  this  Section 7.3,  the  Committee  will  not  be  obligated  to  treat  all  Awards,  all  Awards  held by a Participant, all Awards of the same type, or all portions of the same Award, similarly.

Notwithstanding the generality of the foregoing, in the event of a merger, consolidation or similar transaction directly or indirectly involving the Company that results in a Change in Control and in which  the  acquiring  or  succeeding  corporation  does  not  assume  or  substitute  for  the  Award  (or portion of  the  Award), the Participant  will  fully vest  in  and have  the right  to exercise all  of  his  or her  outstanding  Options  (or  portion  thereof)  that  are  not  assumed  or  substituted  for,  including

Shares  as  to  which  such  Awards  would  not  otherwise  be  vested  or  exercisable,  all  restrictions  on

Restricted Shares (or portions thereof) not assumed or substituted for will lapse, and, with respect to  Awards  with  performance-based  vesting  (or  portions  thereof)  not  assumed  or  substituted  for,

all  performance  goals  or  other  vesting  criteria  will  be  deemed  achieved  at  one  hundred  percent

(100%)  of  target  levels  and  all  other  terms  and  conditions  met,  in  each  case,  unless  specifically provided  otherwise  under  the  applicable  Award  Agreement  or  other  written  agreement  between the Participant  and the Company or  any of  its Parent or  Subsidiaries, as applicable. In addition, if an  Option  (or  portion  thereof)  is  not  assumed  or  substituted  for,  the  Committee  will  notify  the

Participant   in   writing   or   electronically   that   the   Option   (or   its   applicable   portion)   will   be

exercisable  for  a  period  of  time  determined  by  the  Committee  in  its  sole  discretion,  and  the

Option (or its applicable portion) will terminate upon the expiration of such period.

Notwithstanding anything in this Section 7.3 to the contrary, and unless otherwise provided for in an Award Agreement or other written agreement between the Participant and the Company or any of  its  Parent  or  Subsidiaries,  as  applicable,  an  Award  that  vests,  is  earned  or paid-out upon  the satisfaction  of  one  or  more  performance  goals  will  not  be  considered  assumed  if  the  Company or

its  acquirer   or   successor  modifies  any  of   such  performance  goals  without  the  Participant’s

consent;   provided,   however,   a   modification   to   such   performance   goals   only   to   reflect   the

acquiring  or  succeeding  corporation’s  corporate  structure  following  the  applicable  transaction will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding  anything  in  this  Section 7.3  to  the  contrary,  if  a  payment  under  an  Award

Agreement  is  subject  to  Code  Section 409A  and  if  the  change  in  control  definition  contained  in

the  Award  Agreement   or  other  agreement   related  to  the  Award  does  not  comply  with  the

definition  of  “change  in  control”  for  purposes  of  a  distribution  under  Code  Section 409A,  then any  payment  of  an  amount  that  is  otherwise  accelerated  under  this  Section  will  be  delayed  until the  earliest  time  that  such  payment  would  be  permissible  under  Code  Section 409A  without triggering any penalties applicable under Code Section 409A.

7.4

OUTSIDE  DIRECTOR  AWARDS.  With  respect  to  Awards  granted  to  an  Outside  Director,  in the  event  of  a  Change  in  Control  in  which  such  Awards  are  assumed  or  substituted  for,  if  on  the date  of  or  following  such  assumption  or  substitution  the  Participant’s  status  as  a  Director  or  a director  of  the  successor  corporation,  as  applicable,  is  terminated  other  than  upon  a  voluntary resignation  by  the  Participant  (unless  such  resignation  is  at  the  request  of  the  acquirer),  then  the

Participant  will  fully  vest  in  and  have  the  right  to  exercise  Options  as  to  all  of  the  Shares

underlying   such   Award,   including   those   Shares   which   would   not   otherwise   be   vested   or

exercisable,  all  restrictions  on  Restricted  Stock  will  lapse,  and,  with  respect  to  Awards  with performance-based  vesting,  unless  specifically  provided  otherwise  under  the  applicable  Award

Agreement,  a  Company  policy  applicable  to  the  Participant,  or  other  written  agreement  between the  Participant  and  the  Company, all  performance  goals  or  other  vesting  criteria  will  be  deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

7.5

MODIFICATION OR ASSUMPTION OF  OPTIONS. The Committee may  modify, extend or assume  outstanding  options  or  may  accept  the  cancellation  of  outstanding  options  (whether granted  by the  Company or  by another  issuer)  in  return  for  the  grant  of  new  options  for  the  same or  a  different  number  of  shares  and  at  the  same  or  a  different  exercise  price.  The  foregoing notwithstanding, no modification of  an Option shall, without  the consent  of  the Optionee, alter  or impair  his  or  her  rights  or  obligations  under  such  Option  (except  that  the  Committee  has  the authority  to  amend  any  outstanding  Option  without  the  Optionee’s  consent  if  the  Committee deems it necessary or advisable to comply with Code Section 409A). In addition, to the extent the

Committee’s  modification  of  the  purchase  price  or  the  exercise  price  of  any  outstanding  Award effects a repricing, shareholder approval shall be required before the repricing is effective.

Article 8.

LEAVE OF ABSENCE/ TRANSFERABILITY

8.1

LEAVE   OF   ABSENCE/TRANSFER   BETWEEN   LOCATIONS.     Unless   the   Committee

provides  otherwise  and  except  as  required  by  Applicable  Laws,  vesting  of  Awards  granted hereunder  will  be  suspended  during  any  unpaid  leave  of  absence.  For  purposes  of  ISOs,  no  such

leave  may  exceed  three  (3) months,  unless  reemployment   upon  expiration  of  such  leave  is

guaranteed   by   statute   or   contract.   If   reemployment   upon   expiration   of   a   leave   of   absence

approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such  leave  any  ISO  held  by  the  Participant  will  cease  to  be  treated  as  an  ISO  and  will  be  treated for tax purposes as a NQO.

8.2

TRANSFERABILITY  OF  AWARDS.  Unless  determined  otherwise  by  the  Committee,  an

Award  may  not  be  sold,  pledged,  assigned,  hypothecated,  transferred,  or  disposed  of  in  any manner  other  than  by  will  or  by  the  laws  of  descent  or  distribution  and  may  be  exercised,  during the  lifetime  of  the  Participant,  only  by  the  Participant.  If  the  Committee  makes  an  Award transferable, such Award will not be transferable other than for no consideration, and will contain such additional terms and conditions as the Committee deems appropriate.

Article 9.

LIMITATION ON RIGHTS.

9.1

RETENTION  RIGHTS.  Neither  the  Plan  nor  any  Award  granted  under  the  Plan  shall  be deemed to give any individual  a right to remain a Service Provider. The Company and its Parents and  Subsidiaries  reserve  the  right  to  terminate  the  service  of  any  Service  Provider  at  any  time,

with  or  without  Cause,  subject  to  Applicable  Laws,  the  Company’s  certificate  of  incorporation and bylaws and a written employment agreement (if any).

9.2

REGULATORY  REQUIREMENTS.  Any  other  provision  of  the  Plan  notwithstanding,  the obligation of the Company to issue Shares under the Plan shall  be subject to all  Applicable Laws,

rules   and  regulations   and  such   approval   by  any  regulatory  body  as   may  be   required.  The

Company  reserves  the  right  to  restrict, in  whole  or  in  part, the  delivery of  Shares  pursuant  to  any

Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their  registration,  qualification  or  listing  or  to  an  exemption  from  registration,  qualification  or listing.

Article 10.

TAX.

10.1

GENERAL.  To  the  extent  provided  by  the  terms  of  an  Award  Agreement  and  subject  to  the discretion  of  the  Committee,  the  Participant  may  satisfy  any  federal,  state,  local,  foreign  or  other taxes  (including  the  Participant’s  FICA  obligation)  tax  withholding  obligation  relating  to  the exercise  or  acquisition  of  Common  Stock  under  an  Award  by  any  of  the  following  means  (in addition to the Company’s right to withhold from any compensation paid to the Participant by the

Company)  or  by  a  combination  of  such  means:  (a)  tendering  a  cash  payment;  (b)  authorizing  the

Company  to  withhold  shares  of  Common  Stock  from  the  shares  of  Common  Stock  otherwise issuable  to  the  Participant  as  a  result  of  the  exercise  or  acquisition  of  Common  Stock  under  the

Award, provided, however, that  no shares of  Common  Stock are withheld with a value exceeding the  minimum  amount  of  tax  required  to  be  withheld  by  law;  or  (c)  delivering  to  the  Company previously  owned  and  unencumbered  shares  of  Common  Stock  of  the  Company.  The  Company shall  not  be  required  to  issue  any  Shares  or  make  any  cash  payment  under  the  Plan  until  such

obligations  are  satisfied.   The  amount  of  the  withholding  requirement  will  be  deemed  to  include any amount  which the  Committee  agrees  may be  withheld at  the time  the  election  is  made,  not  to exceed  the  amount  determined  by using the  maximum  federal,  state  or  local  marginal  income  tax rates  applicable  to  the  Participant  with  respect  to  the  Award  on  the  date  that  the amount  of  tax  to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

10.2

COMPLIANCE  WITH  CODE  SECTION 409A.   All  Awards  granted  hereunder  are  intended

to  be  exempt  from  or  comply  with  the  requirements  of  Section  409A.  Any  ambiguities  in  this

Plan  or  any  Award  granted  hereunder  will  be  interpreted  to  so  comply  with  or  be  exempt  from

Section  409A,  as  appropriate.  The  terms  of  the  Plan  and  any  Award  granted  under  the  Plan  shall be  interpreted,  operated  and  administered  in  a  manner  consistent  with  the  foregoing  intention.

Notwithstanding  any  other  provision  in  the  Plan  or  an  Award  Agreement,  the  Committee,  to  the

extent  it  unilaterally  deems  necessary  or  advisable  in  its  sole  discretion,  reserves  the  right,  but shall  not  be  required, to  amend  or  modify the  Plan  and any Award  granted  under  the  Plan  so  that the  Award  qualifies  for  exemption  from  or  complies  with  Section  409A;  provided,  however,  that the  Company  makes  no  representation  that  the  Awards  granted  under  the  Plan  shall  be  exempt

from  or  comply  with  Section  409A  of  the  Code.   Any  amounts  payable  under  the  Plan  shall  be

excludible  from  the  requirements  of  Section  409A,  either  as  involuntary  separation  pay  or  as

short-term  deferral  amounts,  to  the  maximum  possible  extent.   In  no  event  will  the  Company  (or

any  Parent  or  Subsidiary  of  the  Company,  as  applicable)  have  any  liability  for  or  reimburse  a

Participant for any taxes imposed or other costs incurred under Section 409A.

Whenever  in  the  provision  of  payment  or  benefit  under  the  Plan  is  conditioned  on  the  Service

Provider’s  execution  and  non-revocation  of  a  waiver  and  release  of  claims,  such  waiver  and release  must  be  executed  and  not  revoked,  and  all  revocation  periods  must  have  expired,  on  or

prior  to the stated payment  date;   otherwise, the  payment  or  benefit  is forfeited.   In  no  event  may

a Service Provider, directly or indirectly, designate the calendar year of a payment.

Article 11.

AMENDMENT/ TERMINATION/ TERM.

11.1

TERM OF THE PLAN Subject to Section 12.4 of the Plan, the Plan will  become effective upon

its adoption by the Board.   Unless sooner terminated under  Section 11.2, it  will continue in effect for a term of ten (10) years from the date of such approval.

11.2

AMENDMENT  AND  TERMINATION.   The  Board  may  at  any  time  amend,  alter,  suspend  or terminate  the  Plan,  provided  any such  amendment,  alteration or  suspension is in compliance with

Section 409A, to the extent applicable.

11.3

STOCKHOLDER  APPROVAL.   The  Company  will  obtain  stockholder  approval  of  any  Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

11.4

EFFECT OF AMENDMENT OR TERMINATION.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between  the  Participant  and  the  Committee,  which  agreement  must  be  in  writing  and  signed  by

the Participant  and the Company.   Termination of the Plan will not affect  the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

Article 12.

CONDITIONS UPON ISSUANCE OF SHARES.

12.1

LEGAL COMPLIANCE.  Shares will not be issued pursuant to the exercise of an Award unless the  grant  and  exercise  of  such  Award  and  the  issuance  and  delivery  of  such  Shares  will  comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

12.2

INVESTMENT  REPRESENTATIONS.    As  a  condition  to  the  exercise  of  an  Award,  the

Company  may  require  the  person  exercising  such  Award  to  represent  and  warrant  at  the  time  of any  such  exercise  that  the  Shares  are  being  purchased  only  for  investment  and  without  any present  intention  to  sell  or  distribute  such  Shares  if,  in  the  opinion  of  counsel  for  the  Company,

such a representation is required.

12.3      INABILITY  TO  OBTAIN  AUTHORITY. The  inability  of  the  Company  to  obtain  authority from  any  regulatory  body  having  jurisdiction  or  to  complete  or  comply  with  the  requirements  of any  registration  or  other  qualification  of  the  Shares  under  any  state,  federal  or  non  U.S.  law  or under  the  rules  and  regulations  of  the  Securities  and  Exchange  Commission,  the  stock  exchange on  which  Shares  of  the  same  class  are  then  listed,  or  any  other  governmental  or  regulatory  body,

which  authority,  registration,  qualification  or  rule  compliance  is  deemed  by  the  Company’s counsel  to  be  necessary  or  advisable  for  the  issuance  and  sale  of  any  Shares  hereunder,  will relieve  the  Company  of  any  liability  in  respect  of  the  failure  to  issue  or  sell  such  Shares  as  to which  such  requisite  authority,  registration,  qualification  or  rule  compliance  will  not  have  been obtained.

12.4

STOCKHOLDER  APPROVAL.   The  Plan  will  be  subject  to  approval  by  the  stockholders  of the Company within twelve (12) months after the date the Plan is adopted by the Board.

12.5

ENTIRE   AGREEMENT;   GOVERNING   LAW.     The   Plan   and   each   Award   Agreement

constitute  the  entire  agreement  of  the  parties  with  respect  to  the  subject  matter  hereof  and supersede  in  their  entirety  all  prior  undertakings  and  agreements  of  the  Company  and  Participant

with  respect  to  the  subject  matter  thereof.   The  Plan  and  each  Award  Agreement  is  governed  by

the internal substantive laws but not the choice of law rules of the State of Nevada.

12.6

SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights under this Plan and any  Award  Agreement  to  single  or  multiple  assignees,  and  this  Plan  and  any  Award  Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Plan and any Award Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

12.7

CLAWBACK.   Notwithstanding  any  other  provisions  in  this  Plan  to  the  contrary,  any  Award received  by  a  Subject  Participant,  and/or  any  Share  issued  upon  exercise  of  any  Award  received by  a  Subject  Participant  hereunder,  and/or  any  amount  received  with  respect  to  any  sale  of  any such Award or Share, will be subject to potential cancellation, recoupment, rescission, payback or other  action to the extent required pursuant to Applicable Law, government  regulation or  national

securities   exchange   listing   requirement   (or   any   clawback   policy   adopted   by   the   Company

pursuant   to   any   such   law,   government   regulation   or   national   securities   exchange   listing

requirement).   Each   Subject   Participant   agrees   and   consents   to   the   Company’s   application,

implementation and enforcement  of  any policy established by the Company that may apply to the

Subject   Participant   and  any  provision  of   applicable  law,  government   regulation  or   national

securities    exchange    listing    requirement    relating    to    cancellation,    rescission,    payback    or

recoupment  of  compensation,  and  expressly  agrees  that  the  Company  may  take  such  actions  as are necessary to effectuate any such policy (as applicable to the Subject Participant) or Applicable

Law,  government  regulation  or  national  securities  exchange  listing  requirement  without  further consent or action being required by the Subject Participant.

Article 13.

DEFINITIONS.

13.1

“Applicable  Laws”  means  the  requirements  relating  to  the  administration  of  equity-based  awards under  U.S.  state  corporate  laws,  U.S.  federal  and  state  securities  laws,  the  Code,  any  stock exchange  or  quotation  system on  which  the  Common  Stock is  listed  or  quoted  and  the  applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

13.2

“Award” means any award of an Option or a Restricted Share under the Plan.

13.3

“Award Agreement” means either or both a Stock Option Agreement and a Stock Award

Agreement.

13.4

“Board” means the Company’s Board of Directors, as constituted from time to time.

13.5

“Cause”  means,  with  respect  to  a  Participant,   the  occurrence  of  any  of  the  following  events:  (i)

such  Participant’s  commission  of  a  felony  or  any  crime  involving  fraud,  dishonesty  or  moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission  of,  or  participation  in,  a  fraud  or  act  of  dishonesty  against  the  Company,  Parent  or

Subsidiary;  (iii)  such  Participant’s  intentional,  material  violation  of  any  contract  or  agreement between  the  Participant  and  the  Company,  Parent  or  Subsidiary  or  of  any  statutory  duty  owed  to the  Company,  Parent  or  Subsidiary;  (iv)  such  Participant’s  unauthorized  use  or  disclosure  of  the

Company’s,   Parent’s   or   Subsidiary’s   confidential   information   or   trade   secrets;   (v)   such

Participant’s  gross  negligence  or  willful  misconduct;  or  (vi)  such  Participant’s  action  which

constitutes  “Cause”  under  his  or  her  applicable  employment  or  consulting  agreement.    The

determination  that  a  termination  of  the  Participant’s  continuous  status  as  a  Service  Provider  is

either  for  Cause  or  without  Cause  shall  be  made  by  the  Company  in  its  sole  discretion.    Any

determination  by  the  Company  that  Participant’s  continuous  status  as  a  Service  Provider  was terminated  by  reason  of  dismissal  without  Cause  for  the  purposes  of  outstanding Awards  held  by such  Participant  shall  have  no  effect  upon  any  determination  of  the  rights  or  obligations  of  the

Company  or  such  Participant  for  any  other  purpose.   If,  subsequent  to  a  Participant’s  termination

as a Service Provider, it is discovered that such Participant could have been terminated for Cause,

the  Participant  shall,  at  the  election  of  the  Company,  in  its  sole  discretion,  be  deemed  to  have

been  terminated  for  Cause  retroactively  to  the  date  the  events  giving  rise  to  Cause  occurred.   In

such  event,  any  amounts  or  Shares  received  under  this  Plan  shall  be  returned  to  the  Company within thirty (30) days of the Company’s written demand.

13.6

“Change in Control” shall mean the occurrence of any of the following events:

(a)

Change  in  Ownership  of  the  Company.   A  change  in  the  ownership  of  the  Company

which  occurs  on  the  date  that  any  one  person,  or  more  than  one  person  acting  as  a  group

(“Person”),  acquires  ownership  of  the  stock of  the  Company that,  together  with  the  stock held  by  such  Person,  constitutes  more  than  fifty  percent  (50%)  of  the  total  voting  power of  the  stock  of  the  Company,  provided,  however,  that  for  purposes  of  this  subsection  (a),

the  acquisition  of  additional  stock  by  any  one  Person,  who  is  considered  to  own  more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(b)

Change  in  Effective  Control  of  the  Company.   A  change  in  the  effective  control  of  the

Company  occurs  on  the  date  that  a  majority  of  members  of  the  Board  is  replaced  during any twelve (12) month period by Directors whose appointment or election is not endorsed by  a  majority  of  the  members  of  the  Board  prior  to  the  date  of  the  appointment  or

election.    For  purposes  of  this  subsection  (b),  if  any  Person  is  considered  to  be  in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)

Change  in  Ownership  of  a  Substantial  Portion  of  the  Company’s  Assets.   A  change

in  the  ownership  of  a  substantial  portion  of  the  Company’s  assets  which  occurs  on  the date  that  any  Person  acquires  (or  has  acquired  during  the  twelve  (12)  month  period ending  on  the  date  of  the  most  recent  acquisition  by  such  Person  or  Persons)  assets  from the  Company that  have  a  total  gross  fair  market  value  equal  to  or  more  than  fifty percent

(50%) of the total gross fair market value of all of the assets of the Company immediately

prior  to  such  acquisition  or  acquisitions.   For  purposes  of  this  subsection  (c),  gross  fair

market  value  means  the  value  of  the  assets  of  the  Company,  or  the  value  of  the  assets being  disposed  of,  determined  without  regard  to  any  liabilities  associated  with  such assets.

For  purposes  of  this  Section  13.6,  Persons  will  be  considered  to  be  acting  as  a  group  if they  are  owners  of  a  corporation  that  enters  into  a  merger,  consolidation,  purchase  or acquisition of stock, or similar business transaction with the Company.

Notwithstanding  the  foregoing,  a  transaction  will  not  be  deemed  a  Change  in  Control,

with  respect  to  an  Award  subject  to  Section  409A,  unless  the  transaction  qualifies  as  a change  in  control  event  within  the  meaning  of  Section  409A,  as  it  has  been  and  may  be amended  from  time  to  time,  and  any  proposed  or  final  Treasury  Regulations  and Internal

Revenue  Service  guidance  that  has  been  promulgated  or  may  be  promulgated  thereunder from time to time.

Further  and  for  the  avoidance  of  doubt,  a  transaction  will  not  constitute  a  Change  in

Control   if:   (i)   its   sole   purpose   is   to   change   the   jurisdiction   of   the   Company’s

incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially  the  same  proportions  by  the  Persons  who  held  the  Company’s  securities immediately before such transaction.

13.7

“Code” means the Internal Revenue Code of 1986, as amended.

13.8

“Committee” means a committee of the Board, as described in Article 2.

13.9     “Common Stock” means the common stock, par value $0.00001 per share, of the

Company.

13.10    “Company” means NuZee, Inc., a Nevada corporation.

13.11    “Consultant” means a consultant or adviser who provides bona fide services to the Company, a

Parent or a Subsidiary as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

13.12    “Director” shall mean a member of the Board.

13.13    “Disability”  means  total  and  permanent  disability  as  defined  in  Code  Section 22(e)(3),  provided that  in  the  case  of  Awards  other  than  ISOs,  the  Committee  in  its  discretion  may  determine

whether   a   permanent   and   total   disability   exists   in   accordance   with   uniform   and   non-

discriminatory standards adopted by the Committee from time to time.

13.14    “Employee” means a common-law employee of the Company, a Parent or a Subsidiary.

13.15    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

13.16    “Exercise Price” means the amount for which one Share may be purchased upon exercise of such

Option, as specified in the applicable Stock Option Agreement.

13.17    “Fair  Market  Value”  means,  for  so  long as  the  Common  Stock is  listed  on  any established  stock

exchange   or   a   national   market   system,   including   without   limitation   the   New   York   Stock

Exchange,  or  the  Nasdaq  Global  Select  Market, the Nasdaq  Global  Market  or  the Nasdaq  Capital

Market  of  The  Nasdaq  Stock  Market,  its  Fair  Market  Value  will  be  the  closing  sales  price  for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the  day  of  determination,  as  reported  in The  Wall  Street  Journal or  such  other  source  as  the

Administrator   deems   reliable.     If   the   Common   Stock   is   regularly   quoted   by   a   recognized

securities  dealer  but  selling  prices  are  not  reported,  the  Fair  Market  Value  of  a  Share  will  be  the

mean   between   the   high   bid   and   low   asked   prices   for   the   Common   Stock   on   the   day   of

determination,  as  reported  in The  Wall  Street  Journal or  such  other  source  as  the  Committee

deems  reliable.   In  the  absence  of  an  established  market  for  the  Common  Stock,  the  Fair  Market

Value  shall  be  determined  in  good  faith  by  the  Committee  and  such  determination  shall  be conclusive and binding on all persons.

13.18    “ISO” means an incentive stock option described in section 422(b) of the Code.

13.19    “NQO” means a stock option not described in sections 422 or 423 of the Code.

13.20    “Option” means an ISO or NQO granted under the Plan and entitling the holder to purchase

Shares.

13.21    “Optionee” means an individual or estate who holds an Option.

13.22     “Outside Director” means a Director who is not an Employee.

13.23    “Parent” means a “parent corporation” whether now or hereafter existing, as defined in Code

Section 424(e).

13.24    “Participant” means an individual or estate who holds an Award.

13.25    “Period  of  Restriction”  means  the  period  during  which  the  transfer  of  Restricted  Shares  are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance,

or the occurrence of other events as determined by the Committee.

13.26    “Plan” means this NuZee, Inc. 2019 Stock Incentive Plan, as amended from time to time.

13.27    “Restricted Share” means a Share awarded under the Plan.

13.28    “Service Provider” means an Employee, Director or Consultant.

13.29    “Share” means a share of Common Stock, as adjusted in accordance with Article 7 of the Plan.

13.30    “Stock Award Agreement” means the agreement between the Company and the recipient of a

Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted

Share.

13.31    “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

13.32    “Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in

Code Section 424(f).

13.33    “Subject Participant” means a Participant who is designated by the Board as an “executive officer” under the Exchange Act.

Article 14.

EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

NUZEE, INC.

By: /s/ Masateru Higashida

Masateru Higashida, Chief Executive Officer

and Secretary